INDIAN VILLAGE BANCORP, INC.

                                                                    EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER


                Certification Pursuant To 18 U.S.C. Section 1350,
               As Enacted Pursuant To Section 906 of the Sarbanes-
                                Oxley Act of 2002


In connection with the Quarterly Report of Indian Village Bancorp, Inc. (the "Corporation") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commision (the "Report"), I, Marty R. Lindon, Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbances-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.



/s/  Marty R. Lindon
--------------------
Marty R. Lindon
Chief Executive Officer
May 13, 2003


A signed original of this written statement required by Section 906 has been provided by the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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                          INDIAN VILLAGE BANCORP, INC.


CERTIFICATION OF CHIEF FINANCIAL OFFICER


                Certification Pursuant To 18 U.S.C. Section 1350,
               As Enacted Pursuant To Section 906 of the Sarbanes-
                                Oxley Act of 2002


In connection with the Quarterly Report of Indian Village Bancorp, Inc. (the "Corporation") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commision (the "Report"), I, Andrea R. Miley, Vice-President-Controller of the Corporation, certify, pursuant to 18 U.S.C.
Section 1350, as enacted pursuant to Section 906 of the Sarbances-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.



/s/  Andrea R. Miley
--------------------
Andrea R. Miley
Vice-President-Controller
(principal accounting & financial officer)
May 13, 2003



A signed original of this written statement required by Section 906 has been provided by the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.